Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350 AND EXCHANGE ACT RULES 13a-14(b) AND 15d-14(b)

(Section 906 of the Sarbanes-Oxley Act of 2002)

The undersigned officer of Zhongbao International, Inc. (the "Company") hereby certifies that, to his knowledge, the Company's Quarterly Report on Form 10-Q to which this certification is attached (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.:

Dated: November 14, 2011	By:	/s/ Haoji Xia
Haoji Xia
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)